SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549




                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                                November 5, 2003


                     HERITAGE FINANCIAL HOLDING CORPORATION
              (Exact name of registrant as specified in its charter)


                                    DELAWARE
                  (State or other jurisdiction of incorporation)



               000-31825                                63-1259533
         (Commission File No.)               (IRS Employer Identification No.)



     211 LEE STREET, N. E.
        DECATUR, ALABAMA                                 35601
     (Address of principal                            (Zip Code)
      executive offices)

                                  (256) 355-9500
               (Registrant's telephone number including area code)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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     (c)  EXHIBITS.

               Exhibit 99.1   Press Release dated November 5, 2003.




ITEM 12.  DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          -----------------------------------------------------------


          On November 5, 2003, Heritage Financial Holding Corporation (the "Company") announced its financial results for the quarter ended September 30, 2003. The full text of the press release is set forth in Exhibit 99.1 hereto. The information in this report, including the exhibit hereto, is deemed not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  HERITAGE FINANCIAL HOLDING CORPORATION


                                  By:
                                     -------------------------------------------
                                               William M. Foshee
                                         Its Chief Financial Officer


Date:  November 5, 2003
       ----------------


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